UPDATING SUMMARY PROSPECTUS FOR EXISTING INVESTORS May 1, 2026 Protective® Market Defender II Annuity	Protective Life Insurance Company P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 Fax: 205-268-6479 www.protective.com

This Updating Summary Prospectus summarizes key features of the Protective Market Defender II Annuity Contract (the "Contract"). You should read this Updating Summary Prospectus carefully, particularly the section titled Important Information You Should Consider About the Contract.

The prospectus for the Protective Market Defender II Annuity Contract contains more information about the Contract, including its features, benefits, and risks. You can find the prospectus and other information about the Contract online at www.protective.com/productprospectus. You can also obtain this information at no cost by calling 1-800-456- 6330 or by sending an email request to prospectus@protective.com.

The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes, is not a short-term investment, and is not appropriate for an investor who needs ready access to cash. The Contract is a complex investment and involves risks, including potential loss of principal.

The maximum amount of percentage loss an investor could experience from negative Index Performance after taking into account current Downside Protection when a Strategy with a Floor is elected is -20% to -5% during a Term based on the Strategy elected and when a Strategy with a Buffer is elected is -85% during a Term.

We limit the amount an investor can earn (Crediting Method) on a particular Strategy. For Strategies with a Participation Rate, the lowest limit on Index gains that may be established is 50%. For Strategies with a Cap, the lowest limit on Index gains that may be established is 1.5%. For Strategies with both a Participation Rate and a Cap, the lowest limit on Index gains that may be established for the Participation Rate is 100% and for the Cap is 1.5%.

If you take a withdrawal or surrender the Contract, we will apply a Market Value Adjustment (MVA) and, if applicable, a withdrawal charge, premium taxes, and tax penalties, which may reduce the amount you receive and could result in loss of principal and previously credited interest. Because of the MVA, we may increase or decrease the amount of proceeds payable to you from withdrawals from the Strategies. The MVA applies to the amount withdrawn or surrendered in excess of the annual Free Withdrawal Amount. Application of the MVA to a withdrawal or a surrender that exceeds the annual Free Withdrawal Amount could reduce the Contract Value to less than the amount protected by any applicable Buffer(s) or Floor(s).

During the first six (6) years after we issue the Contract, amounts withdrawn or surrendered from the Contract in excess of the annual Free Withdrawal Amount are subject to a withdrawal charge and any applicable premium tax, in addition to the MVA. The withdrawal charge starts as 9% of the amount withdrawn or surrendered (adjusted for the MVA) in excess of the annual Free Withdrawal Amount and that percentage decreases each year to zero in the sixth year after we issue the Contract. The MVA may increase, decrease, or have no effect on the amount withdrawn to satisfy the withdrawal request. If the MVA increases the proceeds payable upon withdrawal and the withdrawal charge applies, the amount of the withdrawal charge would be higher as a result of the MVA. In extreme circumstances, the maximum percentage amount of potential loss resulting from an MVA decrease can be 90%

Additional information about certain investment products, including registered index-linked annuities, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov

The Protective Life Insurance Company's obligations under the Contract are subject to its financial strength and claims-paying ability.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SPECIAL TERMS	3
UPDATED INFORMATION ABOUT YOUR CONTRACT	6
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	6
APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT	11

SPECIAL TERMS

"We", "us", "our", "Protective Life", and "Company": refer to Protective Life Insurance Company. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

60 Day Rate Lock Period: The time period during which we guarantee the Crediting Method rates for your initial Strategy selection(s). The 60 Day Rate Lock Period begins on the date you sign your application. We will guarantee the rates for your initial Strategy selection(s) for 60 days, even if we declare new rates during this period.

Administrative Office: Protective Life Insurance Company, P.O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Annuity Date: The date as of which the Contract Value, less any applicable premium tax, is applied to an Annuity Option.

Annuity Option: The method you choose by which we will determine the amount, frequency and term of the annuity income payments beginning on the Annuity Date.

Buffer: One of the Strategy Elements. The maximum percentage of negative Index Performance that we absorb. If negative Index Performance exceeds the Buffer, that excess negative performance will be reflected in the Strategy Value.

Business Day: Any day on which Protective Life is open for regular business and on which every Index used to determine any value under this Contract is compiled and published by its owner. A Business Day ends at 4 p.m. Eastern Time.

Cap: One of the Strategy Elements. The maximum percentage of positive Index Performance that we use to determine Strategy Performance.

Code: The Internal Revenue Code of 1986, as amended.

Contract: The Protective Market Defender II Annuity.

Contract Anniversary: The same relative month and day as the Contract's first Strategy Start Date in each subsequent calendar year.

Contract Base: The sum of the Strategy Base(s) at the end of each Business Day.

Contract Value: At the end of each Business Day, the Contract Value is either (i) the Holding Account Value; or (ii) the sum of all the Strategy Values.

Contract Year: The approximate 12-month period beginning on the Contract's first Strategy Start Date and ending on the same relative month and day in each subsequent calendar year.

Crediting Method: The specific interest credit calculation method(s), in the form of a Participation Rate and/or Cap, that applies to a Strategy.

Death Benefit: The amount we pay to the beneficiary if an Owner dies before the Annuity Date.

Default Strategy: A Strategy with a 0% Floor that uses the same Index as the maturing Strategy.

Downside Protection: The level of negative Index Performance risk we assume in the form of a Buffer or Floor.

Floor: One of the Strategy Elements. The maximum negative Index Performance that we use to determine the Strategy Performance. The Floor is the maximum percentage loss that the Strategy can lose over a Term, even if negative Index Performance exceeds that percentage.

Free Withdrawal Amount: The amount of Contract Base that may be withdrawn each Contract Year without being subject to the Market Value Adjustment and, if applicable, the withdrawal charge. The available free withdrawal amount is calculated for each withdrawal requested.

Good Order ("good order"): A request or transaction generally is considered in "Good Order" if we receive it in our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the request or transaction in writing (or, when permitted, by telephone or Internet as described in the Prospectus) along with all forms, information and supporting legal documentation we require to effect the instruction or transaction. The specific requirements for Good Order for particular transactions are discussed in the relevant section of the Prospectus.

Holding Account: A temporary account used to receive and hold the Purchase Payment (or portions of the Purchase Payment) until being allocated to one or more Strategies according to your allocation instructions.

Holding Account Value: The Purchase Payment we receive plus any accrued interest.

Index Performance: The percentage change (increase or decrease) in the Strategy's Index between two points in time.

Investment Option: A Strategy to which you may allocate your Purchase Payment or transfer Contract Value under this Contract.

Issue Date: The Business Day as of which we credit the Purchase Payment (or the first portion of it that we receive) to the Contract and the date the Contract takes effect.

Market Value Adjustment ("MVA"): An adjustment we make to your Strategy Value if you take a withdrawal in excess of the Free Withdrawal Amount, or to the amount we pay you if you surrender the Contract, during an MVA Period. The MVA helps offset our costs and risks of owning fixed income and other investments used to back the guarantees under your Contract from the Strategy Date to the date you take a withdrawal or surrender the Contract. The MVA may be negative, positive, or zero. This means that the MVA may decrease, increase, or have no effect on the remaining Contract Value or the amount we withdraw from your Contract Value to pay your withdrawal request or the amount we pay you if you surrender the Contract.

Maturity Date: The date on which a Strategy is scheduled to end.

Maturity Value: The value of a Strategy on its Maturity Date.

Maximum Annuity Date: The latest date on which you must surrender or annuitize the Contract, currently the oldest Owner's or Annuitant's 95th birthday.

MVA Period: A period during which an MVA will apply if you take a withdrawal in excess of the Free Withdrawal Amount, or if you surrender the Contract. The initial MVA Period is the first six (6) Contract Years. Following the initial MVA Period of six (6) Contract Years, the MVA Period is one (1) Contract Year and automatically renews each Contract Anniversary.

Owner: The person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract.

Participation Rate: One of the Strategy Elements. The specified percentage of Index Performance we use to calculate Strategy Performance.

Purchase Payment: The amount paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts: Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Qualified Plans: Retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Start Date: The date on which a Strategy is established. Start Dates occur on the first and third Wednesday of each month, that is also a Business Day. If the first or third Wednesday of a month is not a Business Day, the Start Date will be the following Business Day.

Strategy: A specifically defined method for calculating the gain or loss attributable to each allocation you make under the Contract. A Strategy is defined by its Strategy Elements.

Strategy Base: The amount allocated to establish a Strategy on its Start Date, minus an adjustment for subsequent withdrawals.

Strategy Elements: A Strategy's Term, Crediting Method (it's Participation Rate and, if applicable, Cap), and Downside Protection (Buffer or Floor).

Strategy Performance: Index Performance after applying the Strategy Elements and Vesting Factor. Strategy Performance generally limits the Index Performance that is applied when calculating the Strategy Value.

Strategy Value: The dollar value of a Strategy as of close of each Business Day, before application of the MVA and deduction of any applicable withdrawal charge, fees and premium tax. It is equal to the Strategy Base, multiplied by the Strategy Performance. On a Start Date, the Strategy Value is equal to the Strategy Base. On a Maturity Date, the Strategy Value is equal to the Maturity Value.

Surrender Value: The amount you are entitled to receive under the Contract in the event the Contract is terminated prior to the Annuity Date. The Surrender Value of the Contract is equal to the Contract Value on the surrender date adjusted by the MVA, minus the withdrawal charge (if the transaction occurs during the withdrawal charge period) and applicable premium tax.

Term: The duration of a Strategy which is generally the approximate one (1) year period from the Start Date through its Maturity Date.

Vesting Factor: A factor used to determine the portion of positive or negative Strategy Performance that we take into account when determining credited interest or a reduction in Strategy Value. The Vesting Factor varies depending upon whether Index Performance is positive or negative and, if applicable, the type of Downside Protection and the day of the Term.

Written Notice: A notice or request submitted in writing in Good Order that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service. Please note that we use the term "written notice" in lower case to refer to a notice that we may send to you.

UPDATED INFORMATION ABOUT YOUR CONTRACT

The information in this section of the Updating Summary Prospectus is a summary of certain Contract features that have changed since the Prospectus dated May 1, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract. There have been no benefit related changes since the last Prospectus.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

Fees, Expenses, and Adjustments
Are There Charges or Adjustments for Early Withdrawals?	Yes. If you surrender or make a withdrawal from your Contract within six (6) years following your last Purchase Payment and before the Annuity Date, you will be assessed a surrender charge of up to 9% on the amount of the withdrawal minus the annual free withdrawal amount. The surrender charge starts at 9% and declines to 0% over six (6) years.
For example, assume you purchased a Contract with a single Purchase Payment of $100,000 and surrender the Contract during the first Contract Year. Your free withdrawal amount is $10,000 (10% x $100,000) and is not subject to a surrender charge. You will be assessed a surrender charge of up to $8,100 (9% x $90,000) on the remaining amount of your surrender request. This would be greater if there is a negative MVA, taxes, or tax penalties.
For additional information about charges for surrenders and early withdrawals, see CHARGES AND ADJUSTMENTS — Withdrawal Charge in the Prospectus.
If all or a portion of Contract Value is removed from an Investment Option or from the Contract before the expiration of a Term, we will apply an MVA which may be negative. In extreme circumstances, you could lose up to 90% of your investment due to the MVA.
For example, if you allocated $100,000 to an Investment Option with a 1-year Term and later withdraw the entire amount before the 1-year has ended, you could lose up to $90,000 or more of your investment (Free Withdrawal Amount included). This loss will be greater if you also have to pay a surrender charge, taxes, and tax penalties.
An MVA may apply if you take a withdrawal in excess of the free withdrawal amount or surrender the Contract, during an MVA period which is initially the first 6 Contract Years and following the initial 6 Contract Years is 1 Contract and automatically renews each Contract Anniversary.
For additional information about an MVA, see CHARGES AND ADJUSTMENTS — Market Value Adjustment in the Prospectus.
Are there Transaction Charges?	No. There are no other transaction charges.
Are There Ongoing Fees and Expenses?	Yes. There is an implicit ongoing fee on the Strategies to the extent that your participation in Index gains is limited by us through the use of a Cap, Participation Rate, or some other rate or measure. This means that your returns may be lower than the Index's returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.
The Return of Purchase Payments Death Benefit has an annual cost of 0.20% as an annualized percentage of the death benefit value on each Start Date.
For additional information about annual charges, see FEE TABLE and CHARGES AND ADJUSTMENTS in the Prospectus

Risks
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal. The maximum amount of percentage loss an investor could experience from negative Index Performance after taking into account current Downside Protection when a Strategy with a Floor is elected is -20% to -5% during a Term based on the Strategy elected and when a Strategy with a Buffer is elected is -85% during a Term.
We guarantee that the available Strategy options will always include the following: (i) a Strategy with a 0% Floor (the Default Strategy), (ii) a Strategy with a Floor from -1% to -10%, and (iii) a Strategy with a Buffer between -10% and -25%.
For additional information about the risk of loss, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT in the Prospectus.
Is this a Short-Term Investment?	No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Although you are permitted to take withdrawals or surrender the Contract, surrender charges and federal and state income taxes and tax penalties may apply.
Surrender charges may apply for up to six (6) years following your Purchase Payment. Withdrawals will reduce your Contract Value and death benefit.
Amounts removed from a Strategy or from the Contract before the end of a Term may also result in negative Contract adjustment and loss of positive index performance.
Contract Value allocated to a Strategy at the end of a Term, will be reallocated for a new Term based on the instructions we have on file, unless we are provided new reallocation instructions before the start of a new Term. If a particular Strategy is no longer available for a new Term and you do not provide reallocation instructions, we will start a new Term using the Default Strategy which provides for a 0% Floor.
The benefits of tax deferral also mean the Contract is less beneficial to investors with a short time horizon.
For additional information about the investment profile of the Contract, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT, CHARGES AND ADJUSTMENTS, FEDERAL TAX MATTERS, and TAXATION OF ANNUITIES IN GENERAL in the Prospectus.

Risks
What Are the Risks Associated with Investment Options?	An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract.
Each Investment Option (including the Holding Account) has its own unique risks.
You should review the available Strategies and consult with your financial professional before making an investment decision.
The Participation Rate and/or Cap Rate will limit positive Index returns (e.g. limit to upside returns). This may result in you earning less than the Index return. Here are a few examples. For a Strategy with a Participation Rate of 80%, if the Index Performance was 10% at the end of the Term, we will credit interest of 8% (which is 80% of the 10% Index Performance). For a Strategy with a Cap of 5%, if the Index Performance was 10% at the end of the Term, we will credit interest of 5% (equal to the Cap since the Index Performance is greater than the Cap). For a Strategy has both a Participation Rate and a Cap, the Participation Rate will be 100% (which means there is no limit to the amount of credited interest) and the Cap is 6%, if Index Performance was 10% at the end of the Term, we will credit interest of 6% (equal to the Cap since the Index Performance was greater than the Cap).
The Floor or Buffer will limit negative Index Returns (e.g. limited protection in the case of market declines). Here are a few examples. For a Strategy with a -15% Buffer, if the Index Performance was -25% at the end of the Term, we will credit -10% (the Index Performance percentage that exceeds the Buffer rate) which means your Contract Value will decrease by 10%. For a Strategy with a -5% Floor, if the Index Performance was -25% at the end of the Term, we will credit -5% (even though the Index Performance loss exceeded that rate).
Currently we offer several Strategies that calculate performance based on the S&P 500® Price Return Index ("S&P 500 Index") and the MSCI EAFE Price Return Index ("MSCI EAFE Index"). The Indexes are price return indexes, not total return indexes, and therefore do not reflect dividends paid on the securities comprising the Index and therefore the Index Performance under the Contract does not reflect the full investment performance of those securities.
For additional information about the risks associated with Investment Options, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT in the Prospectus.
What Are the Risks Related to the Insurance Company?	An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Strategies and Holding Account), guarantees, or benefits under the Contract are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page.
For additional information about Company risks, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT and THE COMPANY AND INVESTMENT OPTIONS in the Prospectus.

Restrictions
Are There Restrictions on the Investment Options?	Yes. We offer several index-linked Investment Options (each a Strategy). You may not transfer all or part of the value of an existing Strategy, during its Term, to any other Strategy.
We reserve the right to add, remove, or substitute a particular Strategy upon, or prior to, renewal. You will receive prior notification.
In addition, for an existing Strategy the Participation Rate, Cap, Floor, and/or Buffer may be different for a new Term but will be subject to any contractual minimum guarantees.
For additional information about Investment Options, see THE COMPANY AND INVESTMENT OPTIONS — Index-Linked Options in the Prospectus.
Are There any Restrictions on Contract Benefits?	Yes. We may stop offering an optional benefit rider at any time and the availability of certain optional benefit riders may vary by state.
If you purchase an optional death benefit, which is only available at Contract issue, withdrawals may reduce the benefit by an amount greater than the value withdrawn.
For additional information about the optional benefit, see DEATH BENEFIT — Selecting a Death Benefit in the Prospectus.
Taxes
What Are the Contract's Tax Implications?	You should consult with a qualified tax advisor regarding the federal tax implications of an investment in, payments received under, and other transactions in connection with this Contract.
If you purchase the Contract through a tax-qualified plan or individual retirement arrangement (IRA), you do not get any additional tax deferral. Generally, all earnings on the investments underlying the Contract are tax-deferred until distributed or deemed distributed. A distribution from a non-Qualified Contract, which includes a surrender, withdrawal, payment of a death benefit, or annuity income payments, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% additional tax may also apply if the Owner takes a withdrawal before age 59 1/2. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends.
For additional information about tax implications, see FEDERAL TAX MATTERS and TAXATION OF ANNUITIES IN GENERAL in the Prospectus.

Conflicts of Interest
How Are Investment Professionals Compensated?	We pay compensation, in the form of commissions, non-cash compensation, and asset-based compensation, to broker-dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to the broker-dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The prospect of receiving, or the receipt of, asset-based compensation may provide broker-dealers and/or their registered representatives with an incentive to recommend initial or continued investment in the Contracts over other variable insurance products (or other investments). You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the Contracts.
For additional information about compensation, see DISTRIBUTION OF THE CONTRACTS in the Prospectus.
Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the contract you already own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.
For additional information about exchanges, see TAXATION OF ANNUITIES IN GENERAL — Exchanges of Annuity Contracts in the Prospectus.

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Strategies currently available under the Contract. We may change the features of the Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Strategies, and terminate existing Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://Protective.onlineprospectus.net/Protective/mdii/?ctype=custom_1.

Note: If amounts are removed from a Strategy before the end of its Term, we may apply a Market Value Adjustment. This may result in a significant reduction on your Contract Value that could exceed any protection from Index loss that would be in place if you held the option under the end of the Term.

Index	Type of Index	Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Strategy)
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	0% Floor	1.5% Cap Rate 50% Participation Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	0% Floor	1.5% Cap Rate 50% Participation Rate
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-5% Floor	1.5% Cap Rate 50% Participation Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-5% Floor	1.5% Cap Rate 50% Participation Rate
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-10% Floor	1.5% Cap Rate 50% Participation Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-10% Floor	1.5% Cap Rate 50% Participation Rate

Index	Type of Index	Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Strategy)
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-20% Floor	1.5% Cap Rate 50% Participation Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-20% Floor	1.5% Cap Rate 50% Participation Rate
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-15% Buffer	1.5% Cap Rate 50% Participation Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-15% Buffer	1.5% Cap Rate 50% Participation Rate

*  The Indexes are price return indexes, not total return indexes, and therefore do not reflect dividends paid on the securities composing the Index. In addition, Index performance under the Contract does not reflect full investment performance of those securities.

We guarantee that the available Strategy options will always include the following: (i) a Strategy with a 0% Floor (the Default Strategy), (ii) a Strategy with a Floor from -1% to -10%, and (iii) a Strategy with a Buffer between -10% and -25%.

For Strategies with a Participation Rate, the lowest limit on Index gains that may be established is 50%. For Strategies with a Cap, the lowest limit on Index gains that may be established is 1.5%. For Strategies with both a Participation Rate and a Cap, the lowest limit on Index gains that may be established for the Participation Rate is 100% and for the Cap is 1.5%.

The following is information for the fixed option (the Holding Account) available under the Contract. We may change the features of the Holding Account, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so.

You cannot allocate Contract Value directly to the Holding Account. The Holding Account was used when the purchase payment was added to the Contract, at Contract issue and transferred, on the Strategy Start Date, to the Strategy(ies) you elected on your application. However, the Holding Account is used to hold any death benefit proceeds until they are paid out. Otherwise, the Holding Account is not utilized.

Name	Term	Minimum Guaranteed Interest Rate
Holding Account	N/A	1%

This Updating Summary Prospectus incorporates by reference the Protective Market Defender II Annuity Contract's Prospectus and Statement of Additional Information (SAI), both dated May 1, 2026, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the Prospectus.

EDGAR Contract Identifier: C000256990